UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ramius Trading Strategies Managed Futures Fund
 (Class A: RTSRX)
(Class I: RTSIX)

ANNUAL REPORT
December 31, 2013

Ramius Trading Strategies Managed Futures Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders.	1
Fund Performance	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Consolidated Financial Highlights	16
Consolidated Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Expense Example	39

This report is submitted for the general information of the shareholders of the Ramius Trading Strategies Managed Futures Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our annual letter for the Ramius Trading Strategies Managed Futures Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: January 1, 2013 – December 31, 2013

Global markets generally experienced a strong first quarter of 2013, as most major indices ended the quarter in positive territory. U.S. economic activity remained in a gradual rate of growth, as supported by positive housing, consumer confidence and consumption data. With respect to housing, increased household formation, improved affordability and improvement in labor conditions enhanced the demand side of the market and resulted in price increases and increased planning permission. In addition, the U.S. consumer grew in confidence as reports reflected higher absolute levels of consumer confidence that hadn’t been reached since June 2007. In addition, consumption data was positive as the U.S. consumer balance sheet improved due in part to debt pay down, house price appreciation and equity market performance.

The second quarter started with the now traditional ‘soft patch’ emerging in terms of economic activity data points. In the U.S., this seasonality had resulted in higher inventory build, which supported growth during late 2012, but caused a short term drag as highlighted in April’s release of softer data.  Key drivers of U.S. growth remained stronger than in recent prior years, including an improved housing market and the multiplier effect it had on consumption, lower commodity prices which benefit consumers’ disposable income, improved consumer balance sheets, which suggest the potential for consumer balance sheet expansion, and lastly the increase of corporate capital expenditures as it contributes to GDP.

In Europe, the same headwinds remained: indebtedness, inflexible and unproductive labor, and a lack of private market credit for consumers and small/mid-size businesses alike. A combination of the purchasing manager’s index (“PMI”) and confidence surveys over the second quarter pointed to ongoing malaise on the continent with weakness spreading into core countries such as France, Netherlands and Germany.  Germany faced new pressures of a weak Yen as a number of key industries - namely autos and capital equipment - competed directly with Japan. On the positive side, there seemed to be increased acceptance that austerity measures can be relaxed across the region.

For the first time in approximately four years, we think investors began evaluating assets based on the potential for a real rate of return rather than for purposes of preserving capital. This may have created significant fund flow toward yielding assets such as equity and credit and away from cash and other protective assets like gold.

During the third quarter, economic activity remained more stable than we expected. In the U.S., the elements of economic recovery remained in place, i.e. consumption, capex and housing. However the linkage of interest rates to these drivers was the focal point, given the back up in interest rates, both in the magnitude and the pace in which it took place.

We think increasing data points out of the U.S. economy led to an acceleration of economic growth, led by manufacturing as highlighted by the trajectory of the ISM Manufacturing Index. The effect on consumption was important, as job growth and consumer sentiment were important factors that we believe pushed consumers out of their prolonged state of personal balance sheet deleveraging.

The U.S. budget deficit to GDP ratio improved from 10% to 4% due in part to the recovery in the economy and the cut back in public spending. We think the public sector contribution to the economy should be a positive influence next year as the sequestration effects potentially wear off and certain measures are possibly reversed. However this driver of growth is also at the epicenter of a highly partisan and hostile political environment.  We believe that uncertainty will prevail through the first quarter of 2014 as government spending and debt ceiling deadlines approach.

We believe asset markets face a year where the spillover effects of the massive reflationary policies that have taken place since 2008 will become more pronounced. We believe the economic environment may improve as both policy makers and market forces adjust to this. We believe it is also uncontroversial to suggest that we are closer to the climax and completion of many of these policies, again supporting the notion that we now enter a period where spillover effects across various assets become pronounced.

We think the potential scenarios within this spillover theme include the following:

Asset Bubbles
This scenario is more drawn out from a reluctance of policy makers to draw back stimulus measures, while at the same time improving economic activity and prevailing interest rates, and liquidity force investor behavior to push the risk and return associated with certain assets to increasing levels of richness. These include corporate credit, real estate, and dividend yielding stocks.

Inflation
We think the investment community is still torn between concerns over disinflation and inflation. The outcome of people’s expectations of higher prices may become clearer in 2014. Inflation is a lagging indicator and inflationary risks are expected to be benign so long as inflation expectations continue to be low.  However, massive asset reflation and improved labor markets are likely to result in increased demands by labor, with the first of these being the debate over changes to the minimum wage in the U.S.

We think a change in inflation expectations will be an important driver for the bond market especially beyond the points of Central Bank forward guidance.

Emerging Market Differentiation
Even with an improvement in the health of the global economy, we think many emerging markets face difficult times ahead. This belief is predicated on the fact that these markets have been distorted by global monetary policy, which we think has driven massive portfolio flows to small markets. We think this has resulted in lax fiscal policies relating to entitlements, structural reform and current account deficits, which remain unresolved and exposed going forward.

We think the threat of higher real interest rates in the U.S. in 2013 not only served as reminder as to the narrowness of liquidity surrounding certain emerging markets but also that fundamentals have simply been overlooked for years in a number of countries. These fundamentals are now an important consideration for a new, more discerning investor. This means that certain countries may potentially face a period of weakening currencies, higher rates, deteriorating credit conditions, higher inflation and slower growth.

Discussion of Fund Performance

We believe the first quarter of 2013 was positive for the managed futures strategy.  The Fund benefitted from its bullish positioning during the January global risk rally. The trend following component of the Fund incurred moderate losses in February due to the market volatility during the last week of the month which we believe led to the underlying trading advisors to reduce their exposure to risk assets with equity and bond hedges. The Fund, with its moderately bullish positioning, further benefitted from the continued rally in risk assets in March.

The second quarter of 2013 was difficult for the managed futures strategy. The Fund initially benefitted from its long positioning in both fixed income and risk assets during April as both sectors rallied. In May, however, interest rates rose globally, causing the Fund to incur losses. These losses were exacerbated by Bernanke’s comments on May 21st where he suggested a potential tempering on stimulus measures by the U.S. Central Bank. We think the comments contributed to a rise in interest rates and to the immediate and simultaneous sell-off in U.S. Dollar and risk assets globally. We believe, the situation somewhat stabilized by June month-end.

Additionally, during the second quarter, Ramius Trading Strategies LLC (“RTS”), the investment advisor of the Fund, reduced the Fund’s allocation to one of its underlying trading advisors, Cantab Capital Partners LLC (“Cantab”), to zero over the course of the month of June 2013 and closed the associated trading entity.  This decision was the combined result of RTS’s risk management processes and of the increase in Cantab’s minimum account size requirement (on July 1, 2013).

Cantab entered a performance drawdown in May 2013 (with a monthly performance of -8.30%) and continued to struggle in June 2013.  RTS first decided to reduce the Fund’s exposure by cutting the Fund’s allocation to Cantab in half on June 6, 2013.  Throughout the normal course of our position and risk monitoring, RTS felt that the level of exposure to fixed income and emerging market currencies contained in Cantab’s portfolio was too high given our perception of market volatility.  Separately, Cantab had informed RTS that, effective as of July 1, 2013, they would be increasing their minimum account size.  The combination of our portfolio and risk management obligations with respect to the Fund and Cantab’s increased minimum exposure requirement therefore resulted in the decision to instruct Cantab to fully wind down the Fund’s exposures on June 17, 2013.

The third quarter continued to be negative for the managed futures strategy. While July and September were relatively uneventful months for the Fund, the sell-off of risk assets in August led to significant losses. RTS’ allocations to trading advisors remained essentially unchanged over the course of the quarter.

During the fourth quarter, we think the managed futures strategy performed well.  RTS’ allocations to its trading advisors remained practically unchanged over the course of the quarter.  The Fund started the quarter with a significant long equity bias and maintained it through the whole quarter benefitting from the continued rally. Equity positions were consistently the largest in terms of both their risk and performance contributions to the Fund. Currency positions were also significant. The largest position in the currency sector was long Euro against U.S. Dollar and Japanese Yen. Currencies were the second largest positive contributor to Fund performance during the quarter. Fixed income positioning was mixed with relative value themes trumping directional exposures.  Within commodities, the Fund has been consistently short crops/grains, short industrial and precious metals, and long crude oil and oil derivatives.

Overall, throughout the year, the Fund continued to be well diversified among major sectors: equities, fixed income, currencies and commodities.  Every quarter the Fund either stay aligned with or outperform the Newedge CTA Index, the Fund’s benchmark, and every quarter, outperformed many of its peers.  For example, the Newedge CTA Index only appreciated by +0.73% for 2013.

Ramius Trading Strategies LLC

IMPORTANT INFORMATION

The views in this letter were as of January 2014 and may not necessarily reflect the views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Investing in the Ramius Trading Strategies Managed Futures Fund involves risks, including the possible loss of principle. Other risks include, but are not limited to the following, and are detailed in the Fund’s prospectus: The Fund intends to achieve exposure to the commodity and financial futures markets primarily by investing in the Subsidiary, which, in turn, will invest in the Trading Entities. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Income derived from direct investments in commodities is not qualifying income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling and private letter rulings. However, these rulings apply only to the taxpayers that requested them and may not be used or cited as precedent. The Fund has not received and does not intend to seek such a ruling from the IRS. Rather, the Fund intends to take the position that income from the Fund’s investment in commodity index-linked notes and in the Subsidiary will constitute qualifying income for these purposes, but this tax treatment is not entirely clear. Moreover, the tax treatment of the Fund’s investment in commodity index-linked notes or of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS. If income derived by the Fund does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if distributed to shareholders. Distributions out of earnings and profits would be taxed to shareholders as dividend income. The Advisor may also consider potentially liquidating the Fund.

The investment processes used could fail to achieve the Fund's investment objective and cause your investment to lose value or cause you to lose all of your investment. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives including futures and forward contracts, and ETFs may reduce returns and/or increase volatility. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures. Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid ordinary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts. Over-the-counter transactions are subject to little, if any, regulation and may be subject to the risk of counterparty default. A portion of the Fund's assets may be used to trade OTC commodity interest contracts, such as forward contracts and other commodities or spot contracts. A substantial portion of the trades of the global macro programs, if any, are expected to take place on markets or exchanges outside the United States.

Short sales are speculative transactions and involve special risks, including that the fund's losses are potentially unlimited. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a many reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

The Newedge CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. One cannot invest directly within an Index.

Neither Ramius Trading Strategies LLC nor any of its affiliates or representatives makes any representation of warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to the recipient.

Ramius Trading Strategies Managed Futures Fund
FUND PERFORMANCE at December 31, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with a similar investment in the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assume reinvestment of all income.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2013	1 Year	2 Years	Since Inception* (09/13/11)
Before deducting maximum sales charge
Class A¹	2.63%	0.41%	-1.05%
Class I²	2.83%	0.67%	-0.83%
After deducting maximum sales charge
Class A¹	-2.98%	-2.37%	-3.45%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	0.09%	0.08%

*	Annualized Return

The performance date quoted here represents past performance and past performance is not a guarantee of future results.   Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (877) 6RAMIUS or by visiting www.ramiusmutualfunds.com.

Gross and Net Expense Ratios for Class A shares are 5.33% and 4.85% respectively, and for the  Class I shares are 5.08% and 4.60% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until April 30, 2014.

¹
Maximum sales charge for Class A shares is 5.50%.  No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2013

Principal Amount		Value

	COMMERCIAL PAPER – 22.5%
$3,300,000	Agrium U.S., Inc. 0.253%, 1/2/2014	$3,299,977
4,000,000	Excel Paralubes Funding 0.304%, 1/21/2014	3,999,333
4,000,000	Glencore Funding LLC 0.385%, 1/9/2014	3,999,662
3,575,000	Noble Corp. 0.548%, 1/16/2014	3,574,196
3,180,000	Northwestern Corp. 0.223%, 1/2/2014	3,179,981
3,292,000	Plains All American Pipeline 0.203%, 1/2/2014	3,291,982
	TOTAL COMMERCIAL PAPER (Cost $21,345,131)	21,345,131

	CORPORATE BONDS – 40.0%
3,000,000	Fifth Third Bank 0.747%, 11/18/20161, 2	3,010,065
4,000,000	General Electric Capital Corp. 6.900%, 9/15/2015	4,391,100
4,500,000	HSBC Bank USA N.A. 4.625%, 4/1/2014	4,546,615
5,000,000	International Finance Corp. 0.375%, 2/26/20151	5,000,925
4,500,000	Metropolitan Life Global Funding I 0.594%, 3/19/20142, 3	4,504,253
4,500,000	Morgan Stanley 1.194%, 12/19/20142	4,504,167
4,000,000	Rio Tinto Finance USA PLC 0.794%, 6/19/20152	4,010,956
3,600,000	Toyota Motor Credit Corp. 0.875%, 7/17/2015	3,623,501
4,293,000	Wachovia Corp. 0.576%, 10/28/20152	4,290,381
	TOTAL CORPORATE BONDS (Cost $37,823,826)	37,881,963

	U.S. GOVERNMENT AGENCIES – 14.3%
5,000,000	Federal Home Loan Banks 0.500%, 1/8/20161	5,000,025
	Federal National Mortgage Association
3,579,000	5.125%, 1/2/2014	3,579,424

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Principal Amount		Value

	U.S. GOVERNMENT AGENCIES (Continued)
	Federal National Mortgage Association (Continued)
$5,000,000	0.450%, 8/27/20151	$5,001,465
	TOTAL U.S. GOVERNMENT AGENCIES (Cost $13,579,424)	13,580,914

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	CBOT 10-Year U.S. Treasury Note Futures
44	Exercise Price: $125.00, Expiration Date: January 24, 2014	2,750
	PUT OPTIONS – 0.0%
	CME Euro Futures
21	Exercise Price: $1.35, Expiration Date: February 7, 2014	12,075
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $43,469)	14,825

Number of Shares

	SHORT-TERM INVESTMENTS – 0.4%
354,194	Fidelity Institutional Money Market Fund, 0.051%4	354,194
	TOTAL SHORT-TERM INVESTMENTS (Cost $354,194)	354,194

	TOTAL INVESTMENTS – 77.2% (Cost $73,146,044)	73,177,027
	Other Assets in Excess of Liabilities5 – 22.8%	21,670,213

	TOTAL NET ASSETS – 100.0%	$94,847,240

LLC – Limited Liability Company
PLC – Public Limited Company

1	Callable.
2	Variable, floating or step rate security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	The rate is the annualized seven-day yield at period end.
5	Includes appreciation (depreciation) on futures contracts and written options contracts.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2013	Unrealized Appreciation (Depreciation)
Bond Futures
CBOT 2-Year U.S. Treasury Note	March 2014	28	$6,166,159	$6,154,753	$(11,406)
CBOT 5-Year U.S. Treasury Note	March 2014	8	967,484	954,500	(12,984)
CBOT 10-Year U.S. Treasury Note	March 2014	281	35,118,257	34,576,179	(542,078)
Eurex 5-Year Euro BOBL	March 2014	28	3,528,756	3,484,040	(44,716)
Eurex 10-Year Euro BUND	March 2014	113	15,980,834	15,726,210	(254,624)
Eurex Euro-BTP Italian Bond Index	March 2014	17	1,942,252	1,951,940	9,688
Eurex French Government Bond	March 2014	11	1,471,592	1,445,840	(25,752)
LIFFE Long Gilt Government Bond	March 2014	107	11,798,013	11,401,920	(396,093)
PMI 10-Year Swedish Government Bond	March 2014	29	37,789,523	37,713,050	(76,473)
SGX Japanese Government Bond	March 2014	34	4,895,034	4,871,180	(23,854)
TSE 10-Year Japanese Treasury Bond	March 2014	10	14,395,052	14,332,000	(63,052)
Commodity Futures
CBOT Soybean	March 2014	59	3,887,813	3,812,875	(74,938)
CBOT Soybean	May 2014	7	454,200	446,950	(7,250)
CBOT Soybean	July 2014	1	62,200	63,225	1,025
CBOT Soybean	November 2014	2	115,613	113,500	(2,113)
CBOT Soybean Meal	March 2014	49	2,081,950	2,043,300	(38,650)
CBOT Soybean Meal	May 2014	4	166,250	163,040	(3,210)
CBOT Wheat	May 2014	2	65,012	61,200	(3,812)
CME Lean Hogs	February 2014	4	143,630	136,680	(6,950)
CME Lean Hogs	April 2014	3	111,370	108,810	(2,560)
CME Live Cattle	February 2014	8	430,640	430,800	160
CME Cattle Feeder	March 2014	1	83,525	83,700	175
CMX Copper	March 2014	6	507,888	509,475	1,587
EOP Mill Wheat	January 2014	1	10,296	10,450	154
EOP Mill Wheat	March 2014	3	30,624	30,675	51
ICE Brent Crude Oil	January 2014	66	7,318,430	7,312,800	(5,630)
ICE Brent Crude Oil	February 2014	2	222,020	221,060	(960)
ICE Gasoil	January 2014	2	188,600	188,850	250
ICE Gasoil	February 2014	22	2,070,950	2,075,700	4,750
LIFFE Cocoa	March 2014	10	171,891	173,000	1,109
LIFFE Cocoa	May 2014	2	35,053	34,540	(513)
LME Copper	March 2014	3	551,839	552,431	592
LME Lead	March 2014	1	55,754	55,475	(279)
LME Primary Aluminum	March 2014	2	90,096	89,738	(358)
LME Zinc	January 2014	15	733,925	766,875	32,950
LME Zinc	March 2014	28	1,404,223	1,440,600	36,377
MDE Crude Palm Oil	February 2014	1	65,402	66,225	823
MDE Crude Palm Oil	March 2014	1	66,368	66,475	107
NYBOT Cocoa	March 2014	34	934,322	921,060	(13,262)
NYBOT Cocoa	May 2014	2	53,650	54,320	670
NYBOT Cotton #2	March 2014	13	535,923	550,160	14,237
NYMEX Heating Oil	January 2014	11	1,417,306	1,416,122	(1,184)
NYMEX Natural Gas	January 2014	56	2,407,350	2,368,800	(38,550)
NYMEX Natural Gas	February 2014	21	930,650	880,530	(50,120)
NYMEX Palladium	March 2014	1	72,505	71,830	(675)
NYMEX RBOB Gasoline	January 2014	15	1,753,235	1,755,117	1,882
NYMEX RBOB Gasoline	April 2014	1	120,817	124,047	3,230
NYMEX RBOB Gasoline	May 2014	1	124,056	122,867	(1,189)
NYMEX WTI Crude	January 2014	7	692,970	688,940	(4,030)
NYMEX WTI Crude	March 2014	1	95,400	98,440	3,040
NYMEX WTI Crude	April 2014	1	93,300	97,990	4,690
NYMEX WTI Crude	May 2014	1	97,580	97,280	(300)
Currency Futures
CME Australian Dollar	March 2014	13	1,170,780	1,154,660	(16,120)
CME British Pound	March 2014	157	16,087,307	16,247,538	160,231
CME Euro	March 2014	238	40,948,750	41,019,300	70,550
CME Mexican Peso	March 2014	8	306,688	303,700	(2,988)
CME New Zealand Dollar	March 2014	50	4,110,495	4,097,000	(13,495)
CME Norwegian Krone	March 2014	9	2,929,950	2,960,460	30,510
CME Swiss Franc	March 2014	23	3,233,368	3,236,387	3,019
Index Futures
CBOT E-Mini DJIA Index	March 2014	34	2,692,440	2,803,980	111,540
CME E-Mini NASDAQ 100 Index	March 2014	78	5,404,648	5,590,650	186,002
CME E-Mini S&P 500® Index	March 2014	263	23,416,967	24,209,150	792,183
CME E-Mini S&P MidCap 400 Index	March 2014	7	908,290	937,580	29,290
CME Nikkei 225 Index	March 2014	3	235,675	246,150	10,475

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Long Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2013	Unrealized Appreciation (Depreciation)
Index Futures (Continued)
EOE Amsterdam Index	January 2014	34	$2,545,654	$2,735,980	$190,326
EOP CAC 40 Index	January 2014	69	2,804,607	2,965,965	161,358
Eurex DAX Index	March 2014	39	8,860,296	9,365,363	505,067
Eurex Euro STOXX 50 Index	March 2014	241	7,030,764	7,490,280	459,516
HKG Hang Seng China Enterprises Index	January 2014	7	3,790,247	3,791,550	1,303
HKG Hang Seng Index	January 2014	16	18,630,850	18,666,400	35,550
LIFFE FTSE 100 Index	March 2014	24	1,546,547	1,607,400	60,853
MDE FTSE Bursa Malaysia KLCI Index	January 2014	2	185,870	186,700	830
MIL FTSE per MIB Index	March 2014	38	3,434,284	3,614,750	180,466
MSE S&P per TSX 60 Index	March 2014	35	5,278,222	5,466,300	188,078
NYF Russell 2000 Mini Index	March 2014	29	3,230,295	3,368,060	137,765
NYSE LIFFE Emerging Markets Mini Index	March 2014	1	49,700	50,840	1,140
NYSE LIFFE MSCI EAFE Mini Index	March 2014	4	368,850	383,560	14,710
OSE Nikkei 225 Index	March 2014	25	3,903,352	4,072,500	169,148
SAFEX FTSE per JSE Top 40 Index	March 2014	11	4,566,616	4,587,000	20,384
SFE SPI 200 Index	March 2014	20	2,582,398	2,659,000	76,602
SGX MSCI Singapore Index	January 2014	2	143,483	146,080	2,597
SGX MSCI Taiwan Index	January 2014	42	1,249,655	1,273,440	23,785
SGX Nikkei 225 Index	March 2014	24	1,862,837	1,950,600	87,763
SGX S&P CNX Nifty Index	January 2014	54	686,065	685,908	(157)
SSE OMXS30 Index	January 2014	136	18,036,283	18,156,000	119,717
TSE TOPIX Index	March 2014	9	1,127,373	1,172,250	44,877
Interest Rate Futures
CME 3-Month Eurodollar	March 2014	8	1,993,787	1,994,500	713
CME 3-Month Eurodollar	June 2014	30	7,473,338	7,476,375	3,037
CME 3-Month Eurodollar	September 2014	44	10,954,900	10,959,850	4,950
CME 3-Month Eurodollar	December 2014	42	10,446,475	10,454,850	8,375
CME 3-Month Eurodollar	March 2015	38	9,441,412	9,449,650	8,238
CME 3-Month Eurodollar	June 2015	43	10,675,162	10,677,437	2,275
CME 3-Month Eurodollar	September 2015	44	10,906,188	10,904,300	(1,888)
CME 3-Month Eurodollar	December 2015	65	16,078,138	16,067,188	(10,950)
CME 3-Month Eurodollar	March 2016	25	6,173,150	6,160,625	(12,525)
CME 3-Month Eurodollar	June 2016	12	2,956,250	2,947,650	(8,600)
CME 3-Month Eurodollar	September 2016	2	491,613	489,725	(1,888)
LIFFE 2-Year Euro Swap Note	March 2014	2	221,718	221,450	(268)
LIFFE 3-Month Euro Euribor	March 2014	2	498,548	498,600	52
LIFFE 3-Month Euro Euribor	June 2014	7	1,744,581	1,744,925	344
LIFFE 3-Month Euro Euribor	September 2014	12	2,989,902	2,990,400	498
LIFFE 3-Month Euro Euribor	December 2014	13	3,236,223	3,237,975	1,752
LIFFE 3-Month Euro Euribor	March 2015	13	3,234,138	3,235,375	1,237
LIFFE 3-Month Euro Euribor	June 2015	17	4,227,844	4,226,625	(1,219)
LIFFE 3-Month Euro Euribor	September 2015	18	4,475,177	4,470,075	(5,102)
LIFFE 3-Month Euro Euribor	December 2015	19	4,718,867	4,712,237	(6,630)
LIFFE 3-Month Euro Euribor	March 2016	18	4,466,287	4,457,475	(8,812)
LIFFE 3-Month Euro Euribor	June 2016	15	3,719,027	3,708,188	(10,839)
LIFFE 3-Month Euro Euribor	September 2016	4	990,367	987,000	(3,367)
LIFFE 90-Day Sterling	March 2014	2	248,542	248,563	21
LIFFE 90-Day Sterling	June 2014	20	2,486,171	2,483,750	(2,421)
LIFFE 90-Day Sterling	September 2014	31	3,852,423	3,845,356	(7,067)
LIFFE 90-Day Sterling	December 2014	53	6,583,183	6,563,719	(19,464)
LIFFE 90-Day Sterling	March 2015	16	1,985,809	1,977,800	(8,009)
LIFFE 90-Day Sterling	June 2015	19	2,352,455	2,343,887	(8,568)
LIFFE 90-Day Sterling	September 2015	22	2,720,742	2,707,787	(12,955)
LIFFE 90-Day Sterling	December 2015	9	1,105,161	1,104,975	(186)
MSE 3-Month Canadian Bankers' Acceptance	March 2014	11	2,715,185	2,715,350	165
MSE 3-Month Canadian Bankers' Acceptance	June 2014	126	31,105,732	31,106,250	518
MSE 3-Month Canadian Bankers' Acceptance	September 2014	50	12,334,781	12,342,500	7,719
MSE 3-Month Canadian Bankers' Acceptance	December 2014	29	7,149,353	7,155,025	5,672
MSE 3-Month Canadian Bankers' Acceptance	March 2015	11	2,709,578	2,711,225	1,647
SFE 90-Day Australian Bank Accepted Bill	June 2014	53	51,634,855	51,627,300	(7,555)
SFE 90-Day Australian Bank Accepted Bill	September 2014	27	26,280,152	26,281,800	1,648
SFE 90-Day Australian Bank Accepted Bill	December 2014	13	12,632,880	12,634,700	1,820
SFE 90-Day Australian Bank Accepted Bill	March 2015	4	3,880,043	3,880,000	(43)
SFE 90-Day Australian Bank Accepted Bill	June 2015	7	6,774,211	6,774,600	389
SFE 90-Day Australian Bank Accepted Bill	September 2015	8	7,725,795	7,727,200	1,405
TFX 3-Month Euroyen	June 2014	3	748,472	748,425	(47)
TFX 3-Month Euroyen	September 2014	9	2,244,558	2,245,163	605
TFX 3-Month Euroyen	December 2014	9	2,244,077	2,245,050	973
TFX 3-Month Euroyen	March 2015	9	2,245,157	2,244,825	(332)
			673,739,595	675,907,770	2,168,175

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Short Contracts	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2013	Unrealized Appreciation (Depreciation)
Bond Futures
CBOT 5-Year U.S. Treasury Note	March 2014	(33)	$(3,943,290)	$(3,937,313)	$5,977
CBOT 10-Year U.S. Treasury Note	March 2014	(31)	(3,837,188)	(3,814,454)	22,734
CBOT U.S. Long Bond	March 2014	(41)	(5,303,937)	(5,260,812)	43,125
CBOT U.S. Ultra Bond	March 2014	(7)	(968,180)	(953,750)	14,430
Eurex 2-Year Euro SCHATZ	March 2014	(30)	(3,307,509)	(3,309,000)	(1,491)
Eurex 10-Year Euro BUND	March 2014	(51)	(7,170,708)	(7,097,670)	73,038
Eurex 30-Year Euro BUXL	March 2014	(7)	(868,129)	(854,140)	13,989
LIFFE Long Gilt Government Bond	March 2014	(64)	(6,962,754)	(6,819,840)	142,914
MSE 10-Year Canadian Bond	March 2014	(366)	(46,868,088)	(46,386,840)	481,248
SFE 3-Year Australian Bond	March 2014	(12)	(1,162,547)	(1,164,000)	(1,453)
SFE 10-Year Australian Bond	March 2014	(148)	(14,068,776)	(14,179,880)	(111,104)
TSE 10-Year Japanese Treasury Bond	March 2014	(19)	(27,368,109)	(27,230,800)	137,309
Commodity Futures
CBOT Corn	March 2014	(145)	(3,129,613)	(3,059,500)	70,113
CBOT Corn	May 2014	(13)	(287,899)	(279,662)	8,237
CBOT Corn	July 2014	(4)	(90,875)	(87,400)	3,475
CBOT Corn	September 2014	(6)	(139,138)	(133,050)	6,088
CBOT Corn	December 2014	(6)	(136,975)	(135,075)	1,900
CBOT Rough Rice	March 2014	(1)	(30,820)	(30,550)	270
CBOT Soybean Oil	March 2014	(57)	(1,383,996)	(1,338,246)	45,750
CBOT Soybean Oil	May 2014	(3)	(71,766)	(71,082)	684
CBOT Wheat	March 2014	(107)	(3,466,576)	(3,238,088)	228,488
CBOT Wheat	May 2014	(4)	(131,487)	(122,400)	9,087
CBOT Wheat	September 2014	(3)	(101,862)	(93,975)	7,887
CBOT Wheat	December 2014	(4)	(133,975)	(128,100)	5,875
CME Live Cattle	February 2014	(42)	(2,257,188)	(2,261,700)	(4,512)
CME Live Cattle	April 2014	(1)	(53,440)	(54,120)	(680)
CMX Copper	March 2014	(1)	(82,899)	(84,912)	(2,013)
CMX Gold	February 2014	(58)	(7,142,090)	(6,973,340)	168,750
CMX Silver	March 2014	(14)	(1,397,370)	(1,355,900)	41,470
EOP Rapeseed	January 2014	(3)	(56,006)	(54,975)	1,031
ICE Gasoil	February 2014	(1)	(94,625)	(94,350)	275
KCBT Hard Red Winter Wheat	March 2014	(18)	(630,137)	(576,450)	53,687
KCBT Hard Red Winter Wheat	May 2014	(2)	(70,088)	(64,300)	5,788
LIFFE Robusta Coffee	March 2014	(3)	(51,950)	(50,490)	1,460
LIFFE White Sugar	February 2014	(3)	(67,380)	(67,350)	30
LME Lead	March 2014	(1)	(53,087)	(55,475)	(2,388)
LME Nickel	January 2014	(1)	(83,100)	(83,058)	42
LME Primary Aluminum	January 2014	(25)	(1,104,456)	(1,101,094)	3,362
LME Primary Aluminum	March 2014	(36)	(1,620,004)	(1,615,275)	4,729
MGE Red Wheat	March 2014	(4)	(142,513)	(127,050)	15,463
NYBOT Coffee 'C'	March 2014	(20)	(814,369)	(830,250)	(15,881)
NYBOT Coffee 'C'	May 2014	(2)	(85,425)	(84,712)	713
NYBOT Cotton #2	March 2014	(4)	(156,140)	(169,280)	(13,140)
NYBOT Cotton #2	May 2014	(1)	(38,920)	(42,200)	(3,280)
NYBOT Sugar #11	February 2014	(223)	(4,120,374)	(4,098,562)	21,812
NYBOT Sugar #11	April 2014	(5)	(95,245)	(92,736)	2,509
NYMEX Heating Oil	January 2014	(2)	(251,101)	(257,477)	(6,376)
NYMEX Heating Oil	February 2014	(1)	(127,286)	(128,260)	(974)
NYMEX Natural Gas	February 2014	(1)	(35,960)	(41,930)	(5,970)
NYMEX Natural Gas	March 2014	(1)	(36,460)	(41,050)	(4,590)
NYMEX Natural Gas	April 2014	(2)	(77,270)	(81,900)	(4,630)
NYMEX Natural Gas	May 2014	(2)	(83,950)	(82,280)	1,670
NYMEX Platinum	April 2014	(4)	(267,160)	(274,760)	(7,600)
NYMEX RBOB Gasoline	January 2014	(1)	(115,731)	(117,008)	(1,277)
NYMEX WTI Crude	January 2014	(3)	(293,100)	(295,260)	(2,160)
WCE Canola	March 2014	(9)	(84,124)	(80,982)	3,142
Currency Futures
CME Australian Dollar	March 2014	(102)	(9,147,865)	(9,059,640)	88,225
CME British Pound	March 2014	(29)	(2,968,388)	(3,001,138)	(32,750)
CME Canadian Dollar	March 2014	(229)	(21,507,545)	(21,507,680)	(135)
CME Japanese Yen	March 2014	(207)	(25,142,762)	(24,589,012)	553,750
CME Mexican Peso	March 2014	(43)	(1,656,288)	(1,632,388)	23,900
CME New Zealand Dollar	March 2014	(4)	(326,380)	(327,760)	(1,380)
CME South African Rand	March 2014	(7)	(333,113)	(329,000)	4,113
CME Swedish Krona	March 2014	(19)	(5,798,550)	(5,905,580)	(107,030)
CME Swiss Franc	March 2014	(10)	(1,405,688)	(1,407,125)	(1,437)
FNX United States Dollar	March 2014	(1)	(80,805)	(80,189)	616
Index Futures
CBOE Volatility Index	January 2014	(1)	(15,590)	(13,950)	1,640

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Short Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2013	Unrealized Appreciation (Depreciation)
Index Futures (Continued)
CME S&P 500® Index	March 2014	(2)	$(890,200)	$(920,550)	$(30,350)
LIFFE FTSE 100 Index	March 2014	(5)	(326,100)	(334,875)	(8,775)
MSE S&P per TSX 60 Index	March 2014	(6)	(905,597)	(937,080)	(31,483)
NYSE LIFFE Emerging Markets Mini Index	March 2014	(2)	(98,710)	(101,680)	(2,970)
SFE SPI 200 Index	March 2014	(4)	(516,065)	(531,800)	(15,735)
SGX FTSE China A50	January 2014	(18)	(126,540)	(127,800)	(1,260)
SSE OML Stockholm OMXS30 Index	January 2014	(36)	(4,770,048)	(4,806,000)	(35,952)
TSE TOPIX Index	March 2014	(16)	(2,015,782)	(2,084,000)	(68,218)
Interest Rate Futures
CME 3-Month Eurodollar	March 2014	(4)	(997,388)	(997,250)	138
CME 3-Month Eurodollar	June 2014	(7)	(1,744,749)	(1,744,487)	262
CME 3-Month Eurodollar	September 2014	(9)	(2,241,875)	(2,241,787)	88
LIFFE 3-Month Euro Euribor	June 2014	(9)	(2,242,822)	(2,243,475)	(653)
LIFFE 3-Month Euro Euribor	September 2014	(9)	(2,242,611)	(2,242,800)	(189)
LIFFE 3-Month Euro Euribor	December 2014	(6)	(1,494,690)	(1,494,450)	240
LIFFE 3-Month Euro Euribor	March 2015	(1)	(248,927)	(248,875)	52
LIFFE 90-Day Sterling	March 2014	(7)	(870,186)	(869,969)	217
LIFFE 90-Day Sterling	June 2014	(3)	(372,810)	(372,562)	248
LIFFE 90-Day Sterling	March 2015	(1)	(123,634)	(123,613)	21
LIFFE 90-Day Sterling	June 2015	(22)	(2,714,203)	(2,713,975)	228
LIFFE 90-Day Sterling	September 2015	(19)	(2,340,293)	(2,338,544)	1,749
LIFFE 90-Day Sterling	December 2015	(22)	(2,706,700)	(2,701,050)	5,650
LIFFE 90-Day Sterling	March 2016	(21)	(2,579,000)	(2,571,581)	7,419
LIFFE 90-Day Sterling	June 2016	(16)	(1,962,188)	(1,954,200)	7,988
LIFFE 90-Day Sterling	September 2016	(1)	(122,061)	(121,844)	217
MSE 3-Month Canadian Bankers' Acceptance	March 2014	(7)	(1,727,868)	(1,727,950)	(82)
MSE 3-Month Canadian Bankers' Acceptance	March 2015	(5)	(1,232,234)	(1,232,375)	(141)
SFE 3-Month New Zealand Bankers' Acceptance	March 2014	(2)	(1,936,660)	(1,936,600)	60
SFE 90-Day Australian Bank Accepted Bill	March 2014	(11)	(10,716,265)	(10,716,200)	65
SFE 90-Day Australian Bank Accepted Bill	September 2014	(2)	(1,946,713)	(1,946,800)	(87)
			(273,119,038)	(271,301,747)	1,817,291
TOTAL FUTURES CONTRACTS			$400,620,557	$404,606,023	$3,985,466

Number
of Contracts		Value

	WRITTEN OPTIONS CONTRACTS
	CALL OPTIONS
	CME Euro Futures
(21)	Exercise Price: $1.405, Expiration Date: February 7, 2014	$(11,813)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $12,287)	$(11,813)

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2013

Security Type	Percent of Total Net Assets
Corporate Bonds	40.0%
Commercial Paper	22.5%
U.S. Government Agencies	14.3%
Short-Term Investments	0.4%
Purchased Options Contracts	0.0%
Total Investments	77.2%
Other Assets in Excess of Liabilities	22.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of Decmber 31, 2013

Assets:
Investments, at value (cost $73,102,575)	$73,162,202
Purchased options contracts, at value (cost $43,469)	14,825
Segregated cash at Broker	14,212,573
Cash	189,045
Receivables:
Unrealized appreciation on open futures contracts	6,392,672
Fund shares sold	143,486
Interest	277,167
Due from Broker	3,915,823
Prepaid expenses	19,120
Total assets	98,326,913

Liabilities:
Written options contracts, at value (proceeds $12,287)	11,813
Payables:
Unrealized depreciation on open futures contracts	2,407,206
Fund shares redeemed	269,999
Unrealized depreciation on foreign currency	160
Trading entity fees	497,114
Advisory fees	106,438
Subadvisory fees	6,525
Distribution fees - Class A (Note 7)	2,057
Fund accounting fees	23,468
Administration fees	11,176
Transfer agent fees and expenses	10,261
Custody fees	7,975
Chief Compliance Officer fees	5,128
Interest expense	5,077
Trustees' fees and expenses	143
Accrued other expenses	115,133
Total liabilities	3,479,673

Net Assets	$94,847,240

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$98,274,226
Accumulated net investment loss	(8,322,193)
Accumulated net realized gain on investments, foreign currency transactions, forward
contracts, futures contracts and options contracts	806,715
Net unrealized appreciation (depreciation) on:
Investments	59,627
Foreign currency translations	71,569
Futures contracts	3,985,466
Purchased options contracts	(28,644)
Written options contracts	474
Net Assets	$94,847,240

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$11,365,264
Shares of beneficial interest issued and outstanding	1,164,695
Redemption price per share*	9.76
Maximum sales charge (5.50% of offering price)**	0.57
Maximum offering price to public	$10.33

Class I Shares:
Net assets applicable to shares outstanding	$83,481,976
Shares of beneficial interest issued and outstanding	8,508,981
Offering and Redemption price	$9.81

*	No sales charge on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions within 18 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income:
Interest	$518,965
Total investment income	518,965

Expenses:
Advisory fees	2,117,412
Trading entity fees	2,089,919
Fund accounting fees	210,105
Administration fees	119,168
Subadvisory fees	95,647
Interest expense	72,608
Transfer agent fees and expenses	64,741
Auditing fees	59,785
Miscellaneous	59,643
Custody fees	59,258
Registration fees	42,232
Shareholder reporting fees	35,750
Legal fees	28,966
Chief Compliance Officer fees	25,393
Distribution fees - Class A (Note 7)	21,192
Trustees' fees and expenses	6,866
Insurance fees	2,339
Excise tax	2

Total expenses	5,111,026
Advisory fees waived	(645,380)
Net expenses	4,465,646
Net investment loss	(3,946,681)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Contracts,
Futures Contracts and Options Contracts:
Net realized gain (loss) on:
Investments	(11,542)
Foreign currency transactions	482,589
Forward contracts	(2,342,846)
Futures contracts	4,512,550
Purchased options contracts	(234,575)
Written options contracts	68,166
Net realized gain	2,474,342
Net change in unrealized appreciation/depreciation on:
Investments	8,950
Foreign currency translations	(170,736)
Forward contracts	(61,006)
Futures contracts	3,545,815
Purchased options contracts	5,460
Written options contracts	(1,536)
Net change in unrealized appreciation/depreciation	3,326,947

Net realized and unrealized gain on investments, foreign currency,
forward contracts, future contracts and options contracts	5,801,289

Net Increase in Net Assets from Operations	$1,854,608

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(3,946,681)	$(6,299,792)
Net realized gain on investments, foreign currency transactions,
forward contracts, futures contracts and options contracts	2,474,342	6,549,917
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, forward contracts, futures contracts
and options contracts	3,326,947	(2,585,602)
Net increase (decrease) in net assets resulting from operations	1,854,608	(2,335,477)

Distributions to Shareholders:
From net realized gain:
Class A	(230)	-
Class I	(1,696)	-
Total distributions to shareholders	(1,926)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	14,770,128	2,341,520
Class I	51,793,970	82,198,138
Reinvestment of distributions:
Class A	197	-
Class I	1,424	-
Cost of shares redeemed:
Class A1	(5,731,114)	(194,746)
Class I2	(83,797,683)	(178,724,371)
Net decrease in net assets from capital transactions	(22,963,078)	(94,379,459)

Total decrease in net assets	(21,110,396)	(96,714,936)

Net Assets:
Beginning of period	115,957,636	212,672,572
End of period	$94,847,240	$115,957,636

Accumulated net investment loss	$(8,322,193)	$(5,909,340)

Capital Share Transactions:
Shares sold:
Class A	1,536,160	245,143
Class I	5,391,491	8,553,430
Shares reinvested:
Class A	20	-
Class I	145	-
Shares redeemed:
Class A	(602,270)	(20,168)
Class I	(8,811,299)	(18,577,961)
Net decrease in capital share transactions	(2,485,753)	(9,799,556)

*	Commencement of operations.
1	Net of redemption fee proceeds of $1,372 and $19, respectively.
2	Net of redemption fee proceeds of $2,337 and $1,741, respectively.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		September 13, 2011*
	Year Ended		Year Ended		through
	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of period	$9.51		$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.37)		(0.40)		(0.11)
Net realized and unrealized gain (loss) on investments	0.62		0.23		(0.21)
Total from investment operations	0.25		(0.17)		(0.32)

Less Distributions:
From net realized gain	-	2	-		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$9.76		$9.51		$9.68

Total return3	2.63%		(1.76)%		(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,365		$2,194		$56

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense
to average net assets	4.92%		5.68%	5	5.75%	5,6
Ratio of expenses after fees waived including interest expense
to average net assets	4.33%		4.85%		4.37%	6
Ratio of expenses after fees waived excluding interest expense
to average net assets	4.26%		4.78%		4.30%	6
Ratio of net investment loss after fees waived including interest
expense to average net assets	(3.85)%		(4.29)%		(3.87)%	6

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.35%		2.58%		2.55%	6
Ratio of expenses after fees waived to average net assets	2.10%		2.10%		2.10%	6
Ratio of net investment loss before fees waived to average net assets	(1.89)%		(1.86)%		2.05%	6
Ratio of net investment loss after fees waived to average net assets	(1.64)%		(1.38)%		(1.60)%	6

Portfolio turnover rate	98%		72%		18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not include payment of a sales load of 5.50% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Ratios have been updated for additional disclosure.
6	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		September 13, 2011*
	Year Ended		Year Ended		through
	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of period	$9.54		$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.34)		(0.39)		(0.10)
Net realized and unrealized gain (loss) on investments	0.61		0.25		(0.22)
Total from investment operations	0.27		(0.14)		(0.32)

Less Distributions:
From net realized gain	-	2	-		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$9.81		$9.54		$9.68

Total return3	2.83%		(1.45)%		(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,482		$113,763		$212,616

Ratios including the expenses and loss of the Subsidiary:
Ratio of expenses before fees waived including interest expense
to average net assets	4.67%		5.43%	5	5.50%	5,6
Ratio of expenses after fees waived including interest expense
to average net assets	4.08%		4.60%		4.11%	6
Ratio of expenses after fees waived excluding interest expense
to average net assets	4.01%		4.53%		4.05%	6
Ratio of net investment loss after fees waived including interest
expense to average net assets	(3.60)%		(4.05)%		(3.61)%	6

Ratios excluding the expenses and loss of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.10%		2.33%		2.30%	6
Ratio of expenses after fees waived to average net assets	1.85%		1.85%		1.85%	6
Ratio of net investment loss before fees waived to average net assets	(1.64)%		(1.61)%		(1.80)%	6
Ratio of net investment loss after fees waived to average net assets	(1.39)%		(1.13)%		(1.35)%	6

Portfolio turnover rate	98%		72%		18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would of been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Ratios have been updated for additional disclosure.
6	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note 1 – Organization
Ramius Trading Strategies Managed Futures Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500® Index. The Fund commenced investment operations on September 13, 2011, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

(a) Consolidation of Subsidiary – Ramius Trading Strategies MF Ltd.
The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Ramius Trading Strategies Managed Futures Fund includes the account of Ramius Trading Strategies MF Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Ramius Trading Strategies Managed Futures Fund may invest up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Ramius Trading Strategies LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “CTA”) pursuant to such CTA’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The inception date of the Subsidiary was September 20, 2011.  As of December 31, 2013, total assets of the Fund were $98,326,913, of which $22,049,486, or approximately 22.4%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c)  Segregated Cash and Due from Broker
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets which act as collateral (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits. The initial margin for futures contracts is held with Morgan Stanley and can be found on the Statement of Assets and Liabilities (“SAL”) as “Segregated cash at Broker”.

The “Due from Broker” line on the SAL consists of U.S. and foreign currency deposited at Morgan Stanley used for executing trades in relation to futures contracts.

Market value of foreign currency within the above accounts totaled $1,898,808 (cost of $1,827,239).

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

(d) Forward Contracts
The Fund may utilize forward foreign currency contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written futures options contracts for the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at December 31, 2012	(73)	$(17,523)
Options written	(644)	(266,815)
Options closed	505	219,759
Options expired	191	52,292
Outstanding at December 31, 2013	(21)	$(12,287)

(g)  Investment and Associated Risks
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  During the normal course or business, the Subsidiary purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Managed futures strategy/commodities risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Derivatives risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.  A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Market risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund.  Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates for foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

(h) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Trading Strategies, LLC (the “Advisor”). The Advisor is registered with the CFTC as a commodity pool operator (“CPO”) and has been since prior to the Fund’s inception.  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.60% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/or pay for operating  expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2014, and may be terminated by the Trust’s Board of Trustees.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a monthly advisory fee at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary.  This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary advisory fee in the amount of $372,715 incurred and waived for the year ended December 31, 2013 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the year ended December 31, 2013, the Advisor waived $272,665 of its advisory fees for the Fund and $372,715 of its advisory fees for the Subsidiary.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to not seek reimbursement of the advisory fees waived for the Subsidiary. At December 31, 2013, the amount of these potentially recoverable expenses was $1,285,896. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2014	$277,308
2015	735,923
2016	272,665

The Trust, on behalf of the Fund, has also entered into an Investment Sub-advisory Agreement (the “Sub-advisory Agreement”) with Horizon Cash Management LLC (the “Sub-advisor”).  Under the terms of the Sub-advisory Agreement, the Fund pays a monthly investment sub-advisory fee to the Sub-advisor at the annual rate of 0.12% on the fixed income portion of the Fund’s average daily net assets.  The Sub-advisor is paid by the Fund and not the Advisor.

During the year ended December 31, 2013, the Subsidiary engaged Aspect Capital Limited (“Aspect”), Cantab Capital Partners LLP (“Cantab”), Fulcrum Asset Management Limited/Fulcrum Asset Management LLP (“Fulcrum”), IPM Informed Portfolio Management AB (“IPM”), Lynx Asset Management AB (“Lynx”) and Winton Capital Management Limited (“Winton”); each a CTA, to provide advisory services. As of June 28, 2013 Cantab is no longer a CTA of the Subsidiary.

Pursuant to the terms of the Advisory Agreement with the Subsidiary, each CTA is entitled to receive a management fee, accrued daily and paid monthly, based on its assigned “Trading Level”. The “Trading Level” is defined as the Trading Advisor’s strategy exposure allocated to the CTA by the Trading Entity for such period.  Total management fees charged to the Subsidiary for the year ended December 31, 2013 ranged between 0% - 3% and are reported as “Trading entity fees” on the Consolidated Statement of Operations.

The CTAs are entitled to receive an incentive fee, payable quarterly or semi-annually (each an “Incentive Fee Calculation Date”), in respect of each of the CTA portfolios. Incentive fees are based on the “New Trading Profits” at the end of each Incentive Fee Calculation Date.  “New Trading Profits” equals the excess (if any) of the aggregate Net Asset Value of the CTA portfolio (excluding any interest income earned by the CTA) as of the current incentive Fee Calculation Date over the “High Water Mark”.  The “Net Asset Value” of the CTA portfolio is determined by deducting aggregate liabilities, including all accrued liabilities, from the total aggregate assets of the portfolio.  The “High Water Mark” (adjusted for capital contributions to, and withdrawals from, the CTA) shall be equal to the highest aggregate Net Asset Value of the portfolio after the reduction for the incentive fee then paid, as of any

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

preceding Incentive Fee Calculation Date.  Total incentive fees charged to the Subsidiary for the year ended December 31, 2013 ranged between 15% – 30% and are reported as “Trading entity fees” on the Consolidated Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.  J.D. Clark & Co., an affiliate of UMBFS, serves as the Subsidiary’s fund accountant.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2013 are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2013, the cost of investments on a tax basis and gross unrealized appreciation and (depreciation) on investments at the Fund level for federal income tax purposes were as follows:

Cost of investments	$73,102,575

Gross unrealized appreciation	$59,626
Gross unrealized depreciation	-
Net unrealized appreciation on investments	$59,626

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1,534,319)	$ 1,533,828	$ 491

As of December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Accumulated capital and other losses	(11,542)
Net unrealized appreciation (depreciation) on investments	59,626
Other differences	(3,475,070)
Total accumulated deficit	$(3,426,986)

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, and other adjustments at the Subsidiary level.  These differences may or may not be utilized in future tax years.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 for the Fund was as follows:

Distribution paid from:	2013	2012
Ordinary income	$-	$-
Long-term capital gains	1,926	-
Total distributions paid	$1,926	$-

At December 31, 2013, the Fund had accumulated capital loss carry forwards as follows:

	Short-Term	Long-Term	Total
Not Subject to Expiration	$ 2,347	$ -	$ 2,347

To the extent that a fund may realize future net capital gains, those gains will offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation and each of the Trading Entities is treated as a “disregarded entity”.  As a result, the Subsidiary is treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary is subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary is subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount”, as defined in Section 884 of the Code, attributable to effectively connected income. The activities of the Subsidiary and the Trading Entities are conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one‘s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income in the future. The imposition of U.S. federal tax on the Subsidiary‘s effectively connected income could significantly reduce the Fund‘s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the year ended December 31, 2013, the Fund received $3,709 in redemption fees.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Note 6 – Investment Transactions
For the year ended December 31, 2013, purchases and sales of investments, excluding short-term investments and Subsidiary activity, were $58,821,345 and $45,322,970, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2013, distribution fees incurred with respect to Class A shares are disclosed on the Consolidated Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 32	Total
Assets
Investments
Commercial Paper	$-	$21,345,131	$-	$21,345,131
Corporate Bonds	-	37,881,963	-	37,881,963
U.S. Government Agencies	-	13,580,914	-	13,580,914
Purchased Options Contracts	14,825	-	-	14,825
Short-Term Investments	354,194	-	-	354,194
Total Investments	$369,019	$72,808,008	$-	$73,177,027
Other Financial Instruments1
Futures Contracts	$6,392,672	$-	-	$6,392,672
Total Assets	$6,761,691	$72,808,008	$-	$79,569,699

Liabilities
Written Options Contracts	$11,813	$-	$-	$11,813
Other Financial Instruments1
Futures Contracts	$2,407,206	$-	$-	$2,407,206
Total Liabilities	$2,419,019	$-	$-	$2,419,019

1
Other financial instruments are derivative instruments such as forward contracts, futures contracts and swap contracts.  Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

2	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts, forward contracts and options contracts during the year ended December 31, 2013.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2013 by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/ depreciation	Commodity contracts	$821,646	$(332,004)
on open futures contracts	Equity contracts	3,612,965	(194,900)
	Foreign exchange contracts	934,914	(175,335)
	Interest rate contracts	1,023,147	(1,704,967)
Total		$6,392,672	$(2,407,206)

Purchased/written options contracts,	Commodity contracts	$-	$-
at value	Equity contracts	-	-
	Foreign exchange contracts	12,075	11,813
	Interest rate contracts	2,750	-
Total		$14,825	$11,813

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Forward Contracts
Commodity contracts	$(1,325,455)	$239,349	$11,173	$-
Equity contracts	12,015,808	(285,607)	(32,575)	-
Foreign exchange contracts	297,876	(73,121)	22,720	(2,342,846)
Interest rate contracts	(6,475,679)	(115,196)	66,848	-
Total	$4,512,550	$(234,575)	$68,166	$(2,342,846)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Forward Contracts
Commodity contracts	$407,153	$-	$-	$-
Equity contracts	3,310,002	12,984	(2,010)	-
Foreign exchange contracts	604,263	13,195	474	(61,006)
Interest rate contracts	(775,603)	(20,719)	-	-
Total	$3,545,815	$5,460	$(1,536)	$(61,006)

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The Fund’s SAL presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below.  Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Unrealized appreciation on open futures contracts – asset receivable	$6,392,672	$(2,407,206)	$-	$3,985,466
Written options contracts, at value – liability	11,813	-	(11,813)	-
Unrealized depreciation on open futures contracts – liability payable	2,407,206	(2,407,206)	-	-

Total collateral amount presented in the SAL is $14,212,573, resulting in excess of net liabilities of $14,200,760 which may include initial margin, variation margin, and/or excess collateral.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Ramius Trading Strategies Managed Futures Fund

We have audited the accompanying consolidated statements of assets and liabilities of the Ramius Trading Strategies Managed Futures Fund (the “Fund”), a series of Investment Managers Series Trust, including the consolidated schedule of investments, as of December 31, 2013, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and consolidated financial highlights for the each of the two years in the period then ended and for the period September 30, 2011 (commencement of operations) to December 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.   Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ramius Trading Strategies Managed Futures Fund as of December 31, 2013, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and for the period September 30, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 3, 2014

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the Ramius Trading Strategies Managed Futures Fund designates long-term capital gain dividends of $1,926 for the year ended December 31, 2013.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory and Sub-Advisory Agreements
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed the following agreements:

•
the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ramius Trading Strategies LLC (the “Investment Advisor”) with respect to the Ramius Trading Strategies Managed Futures Fund (the “Fund”);

•	the Investment Advisory Agreement between a wholly-owned subsidiary of the Fund organized in the Cayman Islands (the “Subsidiary”) and the Investment Advisor;

•	the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund and Horizon Cash Management L.L.C. (the “Sub-Advisor”);

•
the Trading Advisory Agreements (the “Trading Advisory Agreements”) between each of Aspect Capital Limited, Fulcrum Asset Management Ltd., IPM Informed Portfolio Management AB, Lynx Asset Management AB and Winton Capital Management Limited (each a “Trading Advisor” and collectively the “Trading Advisors”) and a corresponding wholly-owned subsidiary of the Subsidiary (each a “Trading Entity” and collectively the “Trading Entities”), each of which invests solely in commodity interests.

The Advisory Agreement, the Sub-Advisory Agreement and the Trading Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.”  At the August 2013 meeting, the Board reviewed and unanimously approved the renewal of each Fund Advisory Agreement for a period ending September 30, 2013.  At the September 2013 meeting, the Board reviewed and unanimously approved the renewal of each Fund Advisory Agreement for a period ending September 30, 2014.

Background
In advance of the meeting, the Board received information about the Fund, the Subsidiary, the Trading Entities and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, the Trading Advisors and Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor, the Sub-Advisor and the Trading Advisors; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Bank of America Merrill Lynch US Treasury Bill 3-Month Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Commodities Broad Basket fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Managed Futures fund category (the “Expense Universe”); and information about the Investment Advisor’s, Sub-Advisor’s and Trading Advisors’ policies and procedures, including their compliance manuals and brokerage and trading procedures, as applicable.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by it during the year at other Board and committee meetings.  Before voting on the Fund Advisory Agreements, the Independent Trustees met in a private session at which no representatives of the Investment Advisor, the Sub-Advisor or the Trading Advisors were present.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

In approving each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Ramius Trading Strategies LLC

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were above the returns of the Bank of America Merrill Lynch US Treasury Bill 3-Month Index and the median returns of the Performance Peer Group and the Commodities Broad Basket Performance Universe for the one-year period ended June 30, 2013.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor and Trading Advisors with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor and Trading Advisors, and monitoring the Fund’s compliance with its investment policies.  The Board also considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fees and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the medians of the Expense Peer Group and the Managed Futures Expense Universe (by 20 basis points and 47 basis points, respectively).  The Board noted, however, that in the year ended June 30, 2013, the Investment Advisor had waived a portion of its advisory fee because of the Fund’s low asset levels.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the medians of the Expense Peer Group and the Expense Universe by 289 and 292 basis points, respectively.  The Board noted, however, that the Fund’s total expenses included the expenses of the Trading Entities in which the Fund indirectly invests, including the management and performance fees of the Trading Advisors managing those Trading Entities; that other funds in the Expense Peer Group were structured differently and did not include similar expenses in their total expense ratios; and that therefore the Fund’s total expenses appeared high in comparison to those funds. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived a portion of its advisory fee, and that the Investment Advisor had realized a very small profit with respect to the Fund.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of its relationship with the Fund, including its receipt of advisory fees and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Horizon Cash Management L.L.C.

Nature, Extent and Quality of Services
The Board’s observations with respect to the Fund’s performance are described above.  The Board noted that the average net return of the fixed income portion of the Fund managed by the Sub-Advisor was 50 basis points, which the Investment Advisor found to be satisfactory.  The Board also considered the overall quality of services provided by the Sub-Advisor to the Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in management of that portion of the Fund, including its day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations and the Sub-Advisor’s compliance structure and compliance procedures.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund, and noted that the sub-advisory fee paid to the Sub-Advisor with respect to the Fund was less than the fees the Sub-Advisor charged to its other clients based on its standard fee schedule.  The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, including sub-advisory fees paid to the Sub-Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Trading Advisors

Nature, Extent and Quality of Services
The Board’s observations with respect to the Fund’s performance are described above.  The Board reviewed information regarding the Fund’s performance attribution with respect to the Trading Advisors, and they noted that the Investment Advisor was satisfied with the performance of each Trading Advisor.  The Board also considered the overall quality of services provided by the Trading Advisors to the Fund.  In doing so, the Board considered the Trading Advisors’ specific responsibilities in management of the Trading Entities, including the Trading Advisors’ day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Trading Entities.  The Board also considered the overall quality of the Trading Advisors’ organizations and operations and the Trading Advisors’ compliance structure and compliance procedures.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by each Trading Advisor to its Trading Entity were satisfactory.

Trading Advisor Fees
The Board reviewed information regarding the advisory fee charged by each Trading Advisor with respect to the Trading Entity that it manages, and noted that those fees were reasonable and consistent with the fees charged by the Trading Advisors to their other clients.  The Board also considered the benefits received by the Trading Advisor as a result of its relationship with the Fund, including fees paid to the Trading Advisor, research services that made available to it by broker-dealers or commodity futures merchants providing execution services for the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. The Board and the Independent Trustees concluded that the compensation payable to each Trading Advisor under the Trading Advisory Agreements was fair and reasonable in light of the nature and quality of the services each Trading Advisor provides to the Fund.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

Ramius Trading Strategies Managed Futures Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/13 to 12/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/13	12/31/13	7/1/13 – 12/31/13
Class A	Actual Performance	$ 1,000.00	$ 1,042.80	$ 22.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.76	22.47
Class I	Actual Performance	1,000.00	1,044.80	22.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.52	21.72

*
Expenses are equal to the Fund’s annualized expense ratio of 4.45% and 4.30% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ramius Trading Strategies Managed Futures Fund
a series of the Investment Managers Series Trust

Investment Advisor
Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York 10022

Sub- Advisor
Horizon Cash Management LLC
325 West Huron, Suite 808
Chicago, Illinois 60654

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Trading Strategies Managed Futures Fund – Class A	RTSRX	461 418 410
Ramius Trading Strategies Managed Futures Fund – Class I	RTSIX	461 418 394

Privacy Principles of the Ramius Trading Strategies Managed Futures Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Trading Strategies Managed Futures Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Trading Strategies Managed Futures Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (877) 6RAMIUS.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$33,250	$36,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2, 500	$4,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/10/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/14